UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 3, 2007


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 0-20022                31-1227808
            --------                 -------                ----------
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. -REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02     Termination of a Material Definitive Agreement.
-------------------------------------------------------------

As further described in Item 5.02 below, Stephen E. Pomeroy's employment with our company was terminated on July 3, 2007. Pursuant to his employment agreement, Stephen Pomeroy is entitled to receive his base salary, at the current rate, as well as all other unpaid amounts that are owed to him, including amounts under our compensation plans and programs, certain business expense reimbursements and certain life insurance payments, through July 20, 2007.

In connection with his termination of employment, Stephen Pomeroy will forfeit restricted stock grants of 99,000 shares of common stock in our company.

The foregoing discussion is qualified in its entirety by reference to Stephen Pomeroy's employment agreement with us, which agreement, as amended, is filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report and incorporated herein by reference.

Stephen Pomeroy is the son of David B. Pomeroy II, the founder of our company's predecessor businesses and a director, Chairman of the Board, and a significant stockholder of our company.


SECTION  5.  -  CORPORATE  GOVERNANCE  AND  MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment  of Certain Officers; Compensatory Arrangements of Certain Officers.
--------------------------------------------------------------------------------

(b) On July 3, 2007, following a review by independent counsel, the board of directors of our company terminated Stephen E. Pomeroy as our President and Chief Executive Officer and terminated Stephen Pomeroy's employment in accordance with the terms of his employment agreement. The terminations were due to certain conduct and actions of Mr. Pomeroy none of which involved any financial impropriety or illegal actions.

Stephen Pomeroy continues to serve as a director of our company; however, our board of directors has voted to withdraw the nomination of Stephen Pomeroy to stand for election as a director nominee at our 2007 Annual Meeting of
Stockholders.   We intend to reschedule our 2007 Annual Meeting of Stockholders and to resolicit proxies from stockholders with an appropriate supplement to our definitive proxy statement.

On July 3, 2007, our board of directors appointed Kevin G. Gregory, 44, as our President and Chief Executive Officer for an interim period, with a term commencing on July 3, 2007. Mr. Gregory presently serves as, and will continue to serve as, our Chief Financial Officer. There are no family relationships between Mr. Gregory and any of our directors, executive officers or nominees to become a director or executive officer. Please read Items 10 and 11 of our annual report on Form 10-K/A filed with the Securities and Exchange Commission on May 9, 2007 (which disclosure is incorporated herein by reference) and Item 502 of our current report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007 (which disclosure is incorporated herein by reference) for information regarding Mr. Gregory's business experience and compensation. Mr. Gregory's compensation did not change in connection with his appointment as President and Chief Executive Officer. Since the beginning of our last fiscal year, there has been no transaction in which we participated, in which the amount involved exceeded $120,000, and in which Mr. Gregory had a direct or indirect material interest (excluding Mr. Gregory's compensation).
Our board of directors is commencing an executive search to choose a permanent President and Chief Executive Officer for our company.


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SECTION  8  -  OTHER  EVENTS

Item  8.01  Other  Events.
--------------------------

On July 5, 2007, we issued a press release announcing the termination of Stephen Pomeroy as our President and Chief Executive Officer and the appointment of Mr. Gregory as our President and Chief Executive Officer, for an interim period. A copy of this press release is attached as Exhibit 99.5 to this report and incorporated herein by reference.

The information in this Item 8.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

Item  9.01  Financial  statements  and  Exhibits
------------------------------------------------

     (D)  EXHIBITS

          Exhibit 99.1 Amended and Restated Employment Agreement with Stephen E.Pomeroy (incorporated by reference to Exhibit 10(iii)(j)(7) of the Form 10-Q filed November 19, 2003).

          Exhibit 99.2 First Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(j)(9) of the Form 10-Q filed May 17, 2004).

          Exhibit 99.3 Second Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(A) of the Form 8-K filed October 13, 2005).

          Exhibit 99.4 Third Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(A) of the Form 8-K filed October 19, 2006).

          Exhibit 99.5     Press release dated July 5, 2007.


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POMEROY IT SOLUTIONS, INC.
                                           --------------------------


Date:   July 5, 2007                       By:  /s/ Kevin G. Gregory

                                           -------------------------------------
                                           Kevin  G.  Gregory,  President  and
                                           Chief  Executive  Officer


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